UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 30, 2000
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           SOUTH BEACH CONCEPTS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          FLORIDA                                                0-24839
----------------------------                                 ----------------
(STATE OR OTHER JURISDICTION                                 (COMMISSION FILE
    OF INCORPORATION)                                            NUMBER)


                        5969 CATTLERIDGE BLVD., SUITE 201
                            SARASOTA, FLORIDA 34232
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (941) 377-7225
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


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South Beach Concepts, Inc.
March 30, 2000
8K Filing


Item 1.  Changes in Registrant's Certifying Accountant

         As a result of increased responsibilities related to reporting requirements and proposed activities of the Registrant in franchising and licensing internationally, the accountants to the Registrant were replaced on March 30, 2000 in connection with all accounting activities related to the current accounting year. The financial statements for the Registrant since inception and prior to the change in such accountants have not contained any adverse opinion or disclaimer or were modified as to any uncertainty, audit scope or accounting principles and there were not any disagreements or "reportable events" with such former accountants. The former accountants' final reporting related to its audit report for the accounting year 1999 and the 1999 10K filed March 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: __________, 2000                      SOUTH BEACH CONCEPTS, INC.

                                            By /s/ THOMAS BURNHAM
                                              ------------------------------
                                              Chief Executive Officer Director